The Gabelli Small Cap Growth Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                               Semi-Annual Report
                               March 31, 1997(a)

To Our Shareholders:

      The stock market roared out of the blocks in January, but quickly lost momentum as inflation jitters and a slumping bond market muddied the track. In late March, a rate hike by the Federal Reserve and much stronger than expected economic data stampeded equities investors, eroding most of the market's earlier gains. The Dow Jones Industrial Average and Standard & Poor's 500 Index closed the quarter with modest gains of 1.7% and 2.7%, respectively. Smaller stocks continued to lag as evidenced by the Russell 2000 Index's 5.2% decline.

INVESTMENT RESULTS(b)
--------------------------------------------------------------------------------
                                       Calendar Quarter
                           --------------------------------------
                              1st       2nd        3rd        4th        Year
                              ---       ---        ---        ---        ----

 1997: Net Asset Value ... $19.11       --         --         --          --
       Total Return.......   3.1%       --         --         --          --
--------------------------------------------------------------------------------
 1996: Net Asset Value ... $19.65    $20.68     $20.02     $18.53      $18.53
       Total Return.......   6.2%      5.2%      (3.2)%      3.4%       11.9%
--------------------------------------------------------------------------------
 1995: Net Asset Value ... $17.03    $17.88     $19.34     $18.50      $18.50
       Total Return.......   7.4%      5.0%       8.2%       2.6%       25.2%
--------------------------------------------------------------------------------
 1994: Net Asset Value.... $16.76    $16.33     $17.24     $15.85      $15.85
       Total Return.......  (3.6)%    (2.6)%      5.6%      (2.1)%      (2.9)%
--------------------------------------------------------------------------------
 1993: Net Asset Value.... $15.46    $15.74     $16.90     $17.38      $17.38
       Total Return.......   6.6%      1.8%       7.4%       5.3%       22.8%
--------------------------------------------------------------------------------
 1992: Net Asset Value.... $13.42    $13.41     $13.10     $14.50      $14.50
       Total Return.......   9.9%     (0.1)%     (2.3)%     12.1%       20.3%
--------------------------------------------------------------------------------
 1991: Net Asset Value....    --        --         --      $12.21      $12.21
       Total Return.......    --        --         --       22.9%(c)    22.9%(c)
--------------------------------------------------------------------------------

--------------------------------------------------
   Average Annual Returns - March 31, 1997(b)
   -------------------------------------------
1 Year....................................... 8.6%
5 Year...................................... 13.5%
Life of Fund(c)............................. 18.7%
--------------------------------------------------

                   Dividend History
-----------------------------------------------------------
Payment (ex) Date     Rate Per Share    Reinvestment Price
-----------------     --------------    ------------------
December 27, 1996         $2.160             $18.46
December 29, 1995         $1.340             $18.50
December 30, 1994         $1.030             $15.85
December 31, 1993         $0.420             $17.38
December 31, 1992         $0.185             $14.50
December 31, 1991         $0.080             $12.21

(a) The Fund's fiscal year ends September 30, 1997. (b) Average annual and total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, total return represents past performance and does not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (c) From commencement of operations on October 22, 1991.

--------------------------------------------------------------------------------

Investment Performance

      For the first quarter ended March 31, 1997, The Gabelli Small Cap Growth Fund's total return was 3.1% compared to returns of 0.1% and (5.2)% over the same period for the Value Line Composite and Russell 2000 Index, respectively. Each index is an unmanaged indicator of stock market performance which does not take into account any charges, fees or other expenses. During the twelve months ended March 31, 1997, the Fund's net asset value increased 8.6% to $19.11 per share after adjusting for the $2.16 per share dividend paid on December 27, 1996. The Value Line Composite and Russell 2000 Index increased 13.4% and 5.1%, respectively, for the same period.

      For the five years ended March 31, 1997, the Fund achieved a total return of 88.4%, which equates to an average annual return of 13.5%. Since inception on October 22, 1991 through March 31, 1997, the Fund has had a total return of 154.5%, which equates to an average annual return of 18.7%.

What We Do

      We do what is described as bottom-up research: we read annual reports; we visit the competition; we talk to customers; we go belly to belly with management. We structure our portfolio by picking stocks.

      In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

                               [GRAPHIC OMMITED]

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as globalization of the market in filmed entertainment and telecommunications, and micro trends, such as increased focus on productivity enhancing goods and services.

Commentary

The Economy and the Stock Market: Too Much of a Good Thing

      Once again, the economy confounded the Wall Street economists by growing much faster than consensus expectations. Although inflation has not yet shown up in the Producer Price and Consumer Price indices, Federal Reserve Chairman Alan Greenspan and bond investors decided to err on the side of caution by taking short- and long-term interest rates higher.

      We applaud Fed Chairman Greenspan's preemptive strike against inflation. We believe he will continue to take the steps necessary to combat inflation and, in the process, provide confidence in Soft Landing - Part II. Over the short-term, this may not be pleasant for equities investors. However, with the elimination of some of the speculative excesses, the market will be on much better fundamental footing going forward. We do not believe this is the beginning of a secular bear market, but rather a healthy correction that is arguably long overdue.

      What can we expect over the balance of this year? We should continue to see a volatile market as skittish investors wrestle with the latest economic data trying to determine if inflation is a real threat. While the jury may still be out on inflation, higher interest rates are a reality and will be problematic for stocks on several levels. Higher interest rates might trim the economy and restrain corporate earnings growth, putting consensus estimates of 9% to 10% gains for 1997 in jeopardy. Higher rates also boost the U.S. dollar, further crimping the U.S. dollar value of international earnings. Whether you are looking at stocks on the basis of asset values or using a dividend discount model, public prices of equities tend to decline as interest rates rise, all else constant. So, price/cash flow and price/earnings multiples would contract, should interest rates rise.

      The wild card will be how investors react to any sustained decline in stock prices. A tremendous amount of money has flowed into the equities market in the last three years. Will it back out at the first sign of serious trouble? It may not be how the great unwashed public reacts, but rather how the great unwashed professional investors--those twenty and thirty something mutual fund managers who have never experienced even a substantial market correction--respond to the perceived crisis. Will they see the glass half empty or half full? We don't know.

      While we are dwelling on things on our watch list, we should also mention the strong dollar. Despite the enormous advances in the quality of American made goods in a wide variety of industries, the strong dollar will restrain exports and currency translation will have an adverse impact on the earnings of U.S. based multi-national companies. Longer term, we must also be sensitive to the fact that substantial cost reductions and productivity gains in American industry over the last five years may be close to running their course. In other words, profit margins are unlikely to advance further.

      We don't view a market correction as bad news. In general, we are not exposed to those sectors and individual companies that have benefited most from investor euphoria and which are, therefore, most vulnerable to a dramatic change in investor sentiment. If anything, a market correction should provide a more level playing field for disciplined investors focusing on the fundamental value of individual stocks. We are just now emerging from a two year period in which fundamentals mattered much less than market momentum. We are entering what may prove to be an extended period in which stock pickers excel.

To Index or not Index - The New Rhetoric

      In 1995 and 1996, the S&P 500 Index proved to be a difficult benchmark for active managers of all stripes. It has been a particularly tough hurdle for value investors who have been unwilling to pay sky high price/earnings multiples for the mega-cap market darlings that have such an enormous impact on S&P 500 returns.

      There are several dynamics that have favored the largest S&P 500 stocks over the last several years. The first is the growth of S&P 500 Index funds themselves. S&P 500 Index mutual funds have grown at four times the rate of actively managed mutual funds over the last five years. So, we have seen an increasing amount of money chasing a finite number of large cap stocks and thus, on a pure supply/demand basis, indexing has been a self fulfilling prophecy. In addition, the substantial foreign money coming into the market is largely devoted to the big cap, household name stocks that dominate the S&P. Finally, active portfolio managers who have been under increasing pressure to be fully invested regardless of their concerns over equity valuations have pumped money into the large liquid stocks that comprise the S&P so that if something does go wrong, they can get out in a hurry. Finally, stocks like Microsoft, Intel, P&G, Coca-Cola and General Electric do benefit from faster growth in developing economies.

         With all of these factors favoring S&P 500 indexing, why bother doing anything else? We offer two answers. The first is that longer term, valuations do matter. Supply and demand are powerful forces in the market, but at some stage, economic reality always asserts itself. In the early 1970's the "Nifty Fifty", a group of terrific large cap growth companies, dominated the market. The consensus was that these were "one decision" stocks which you simply had to own and didn't ever have to worry about selling. At the peak, these stocks sold at ludicrous multiples relative to their economic value. When the fertilizer hit the market fan in 1973-74, they fell off a cliff. Even after one of the great long-term bull markets in history, some of these original "nifty-fifty" stocks still have market capitalizations below their 1972-73 peaks. We have not yet witnessed that level of speculative excess in today's market favorites, but we are seeing heady multiples that don't make economic sense. At some point, investors will come to their senses and realize that even the best (soft drink, household product, software, semi-conductor, movie company--pick one or more) is not worth a price/earnings multiple two to three times its annual earnings growth rate. Moreover, if earnings do not expand faster than revenues, and interest rates continue to provide present "real" rates of return, then overall stocks are unlikely to generate double-digit returns to investors.

      Our second response is simply that what has gone up the most is likely to fall the farthest with a major shift in investor sentiment. If and when we do see net cash outflows from equities mutual funds, we suspect index funds will get hit the hardest. Supply and demand is a two way street.

Must Carry

      In an upset rivaling the University of Arizona's victory over Kentucky in the 1997 NCAA basketball championship, the Supreme Court voted 5 to 4 to uphold the "must carry" provision for local broadcast companies. The must carry rule specified that cable television systems must make one-third of their channel capacity available free to local broadcasters. Led by Ted Turner, the cable television industry had challenged the rule on the grounds that it violated their first amendment rights. The industry's economic goal was to free up channel capacity for new cable television networks providing more popular programming and paying the cable operator for channel space. The consensus of the lawyers on both sides of the issue was the cable guys would win. However, the Supreme Court decided that allowing cable operators to exclude local broadcast channels would create undue economic hardship for many broadcasters and threaten the survival of weaker independents.

      Who are the winners and losers? The broadcasters, particularly those with extensive UHF properties get a renewed lease on life as they maintain and in some cases add to their cable audience. The entrenched cable television networks, like International Family Entertainment, Inc. (FAM - $20.375 - NYSE), BET Holdings, Inc. (BTV - $29.625 - NYSE), Gaylord Entertainment Company (GET - $21.50 - NYSE), HSN, Inc. (HSNI - $25.375 - NASDAQ) and Tele-Communications, Inc./Liberty Media Group (LBTYA - $19.9375 - NASDAQ) benefit because with cable channel capacity still restrained, the value of their "slots" with cable operators increase in value. For example, the prospective value of International Family Entertainment to a News Corporation Limited (NWS - $18.00 - NYSE), which is trying to expand distribution of its programming, increases substantially. The biggest losers are the cable television network wannabes who will have to wait until cable operators complete upgrades to their systems before channel space is available.

In This Corner Wearing the Red Trunks . . .

      A heavyweight battle is unfolding between Hilton Hotels Corporation (HLT - $24.25 - NYSE) CEO Stephen Bollenbach and ITT Corporation (ITT - $58.875 - NYSE) Chairman Rand Araskog. Bollenbach landed the first punch with an unsolicited $56 per share offer for ITT. Araskog responded by selling off non-core assets like ITT's 50% ownership of MSG (Madison Square Garden, the Knicks, and the Rangers) to partner Cablevision Systems Corporation (CVC - $29.75 - ASE) and ITT's 6% stake in French telecommunications giant Alsthom SA (ALA - $23.75 - NYSE). ITT's Educational Services and Worldwide Yellow Pages businesses are also on the block. For the time being, Bollenbach is circling the ring waiting for Araskog to counter-attack. What does this wily veteran of many takeover battles have up his sleeve? Our guess is that, aside from serving K-rations to corporate staff, he will further build up his cash reserves for a self tender in the $60 plus per share range. If this happens, we expect Bollenbach to wade in looking for a merger. It's still too early in what should be a full fifteen rounder to predict the winner. We're betting that shareholders of both these firms will benefit from these corporate heavyweights slugging it out.

Snapple, Crack and Pop

      In another ring, Quaker Oats Company (OAT - $36.50 - NYSE) has thrown in the towel on Snapple, selling it to Triarc Companies Inc. (TRY - $17.50 - NYSE) for $300 million, $1.4 billion below the $1.7 billion it paid for the company just three years ago. Despite having egg--or is that iced tea--all over its face, Quaker Oats has become a much more attractive target for a larger food company like Nestle SA (NESAF - $1,170.95 - NASDAQ) or RJR Nabisco Holdings Corporation (RN - $32.25 - NYSE) looking for dominant market share brands like Quaker Oats' Gatorade and ready-to-eat breakfast cereals. We believe the company is worth well over $50 a share to the right buyer. Even if nothing develops on this front, Quaker Oats' earnings should be refreshing as they discontinue writing off all the goodwill on the ill-advised purchase of Snapple.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AMETEK, Inc. (AME - $21.125 - NYSE) manufactures electric motors and blowers for floor care, lawn and garden products, medical and heating equipment, precision instruments for the aerospace and process control industries, heavy vehicles, and specialty materials. AMETEK is the world's leading supplier of electric motors for vacuum cleaners. Its advanced motor technology, high quality and low costs provide an edge over competing producers. The company has an aggressive shareholder value enhancement program, including the proposed sale of its water filtration business (Plymouth Products) to Culligan Water Technologies Inc. (CUL
- $39.125 - NYSE) for $155 million in debt and stock. Pro-forma for the transaction, we expect earnings per share to increase from $1.55 in 1997 to $1.80 in 1998 and almost $2.50 by the year 2000.

BET Holdings, Inc. (BTV - $29.625 - NYSE) is a media-entertainment company that primarily targets black consumers, a market that was projected to spend over $425 billion in 1996. Its core business is Black Entertainment Television, Inc.
(BET), an advertiser-supported, cable television programming service. BET serves over 45 million cable households. BET on Jazz: The Cable Jazz Channel has attracted 1 million subscribers since its launch a year ago. Action Pay-Per-View's subscriber base grew by 1 million to over 8 million as the service expanded beyond a traditional urban audience. The company is leveraging its brand identity into markets including pay-per-view movies, direct merchandising and magazine publishing.

CLARCOR, Inc. (CLC - $23.125 - NYSE) is a manufacturer and marketer of filtration products and consumer packaging products. Filtration products include air, fuel and hydraulic filters for heavy-duty trucks, buses, cars, boats and air and anti-microbial filters for factories, hospitals and clean rooms. CLC is a leading producer of custom-decorated metal and plastic containers widely used by consumer products companies such as Johnson & Johnson, General Foods, McCormick and Nestle. Substantial cost savings and productivity improvements are expected in 1997 and further gains are anticipated through the end of the decade as the company continues its history of bringing acquisitions profitably into the fold.

Dynamics Corporation of America (DYA - $38.125 - NYSE) is an under-followed company with a significant stake in CTS Corporation (CTS - $51.00 - NYSE). DYA owns 2.4 million shares, or 44%, of CTS's common stock. At CTS's current market price, DYA's investment is worth over $150 million which is only slightly less than the total equity market value for DYA. DYA and CTS are strong cash generators, have large cash balances and are virtually free of long-term debt. CTS has agreed to buy Dynamics, thwarting an earlier tender offer by WHX Corp.

International Family Entertainment, Inc. (FAM - $20.375 - NYSE) is a Virginia-based entertainment company with production and distribution operations around the world. With such key assets as The Family Channel, MTM and Cable Health Club, FAM is a leading provider of cable programming oriented toward families. The Family Channel is performing exceptionally well, and MTM has been re-energized. While the company posts strong operating margins in its core businesses, it is currently funding losses in its start-up businesses. FAM has formed a joint venture to launch three Latin American channels. These new units provide operating leverage and, as they reach profitability, increase the opportunity for capital appreciation.

Liberty Corporation (LC - $42.00 - NYSE) is a holding company for Liberty Life Insurance Company and Cosmos Broadcasting Corporation. Cosmos Broadcasting owns and operates eight network-affiliated television stations - 5 NBC, 2 ABC and 1 CBS - mainly in the Southeast. These stations serve 4.2 million households. Liberty Life is a regional insurer, with North Carolina and South Carolina accounting for more than 50% of its premium volume. The insurance segment specializes in providing agency (home service), pre-need and mortgage protection, life and health insurance.

Neiman Marcus Group, Inc. (NMG - $25.75 - NYSE) operates 30 high-fashion Neiman Marcus stores and two Bergdorf Goodman stores in New York City. NMG's NM Direct is a state-of-the-art direct marketing operation. Harcourt General is the company's major shareholder, holding 53% of the outstanding common equity after last fall's public offering of eight million NMG shares. The proceeds from the offering were used to partially fund the repurchase of all its outstanding preferred stock (held by Harcourt General) for $416 million. Notwithstanding a disappointing Christmas selling season, Neiman Marcus is positioned to be an important participant in the trend to higher-scale consumer spending. We see earnings increasing to $2.00 per share in the next few years.

Pittway Corporation (PRY - $51.00 - NYSE; PRY'A - $48.50 - NYSE) has undergone significant changes over the past few years, selling or spinning off businesses representing half its sales volume and over 60% of its income. The company has two remaining core businesses: manufacturing and distributing professional burglar and fire alarm equipment and publishing trade magazines and directories. Its Ademco Security Group, over 80% of revenues and operating profits, is growing rapidly. Penton Publishing is emerging from a period of difficult operating conditions and operating margins are showing improvement. Pittway is also involved in real estate and other promising ventures, including a 34% interest in Cylink (Pittway owns 8.6 million shares), a leading manufacturer of encryption equipment, and a 4.2% interest in U.S. Satellite Broadcasting (Pittway owns 3.8 million shares), a direct-to-the-home (DTH) satellite broadcast company whose subscriber base nearly doubled in 1996, reaching 1,220,000 by the end of December.

United Television, Inc. (UTVI - $87.625 - NASDAQ) is a television broadcasting company which owns and operates five television stations: one ABC, one NBC and three UPN affiliates. Its stations cover approximately 6% of the U.S. population. UTVI is a 59%-owned subsidiary of BHC Communications. Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost controls will magnify EBITDA growth going forward. Our 1997 PMV is estimated at $125 per share, $26 of which is cash. UTVI's PMV is expected to reach $162 by the year 2000.

Wynn's International, Inc. (WYNN - $223.125 - NASDAQ) supplies O-rings, sealing products, specialty chemical products and builders hardware supplies. Its specialty chemicals division is comprised of Wynn Oil Company, a world-wide manufacturer and marketer of specialty chemicals and equipment for automotive and industrial markets in over 100 countries. The company has begun a tender offer to repurchase for cash up to 1.1 million, or 8%, of its outstanding common shares in a Dutch auction.

No Load - Effective August 12, 1996

      Effective August 12, 1996, the Fund no longer imposes a front-end sales charge. All purchases made after August 12, 1996 are not subject to a sales charge. The minimum initial investment for all accounts is $1,000. Additionally, we invite shareholders to start an automatic investment plan whereby no initial minimum is required. Furthermore, The Gabelli Small Cap Growth Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at info@gabelli.com.

In Conclusion

      In our year-end 1996 letter to you, we expressed our doubts about the market's ability to duplicate its substantial gains in 1995 and 1996. After getting off to a strong start, the market lost momentum and then sputtered badly at the end of the quarter as strong economic data re-ignited inflationary fears. As we write, the jury is still out on inflation, but long interest rates are above 7%, providing sizeable "real" rates of return. Looking ahead, we anticipate a continually volatile stock market that will have many investors on the edge of their seats. We rest somewhat more comfortably having been through such uneasy times before and having faith that our value oriented discipline will sustain us as it has in the past.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABSX. Please call us during the day for further information.

      We thank you for your confidence in our investing abilities and wish you a productive and financially rewarding 1997.

                                                    Sincerely,


                                                    /s/ Mario J. Gabelli

                                                    Mario J. Gabelli, CFA
                                                    President and
                                                    Chief Investment Officer
May 1, 1997

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                 March 31, 1997
                                 --------------
United Television, Inc.                        AMETEK, Inc.
Int'l Family Entertainment, Inc.               CLARCOR, Inc.
Neiman Marcus Group, Inc.                      BET Holdings, Inc.
Dynamics Corporation of America                Pittway Corporation
Liberty Corporation                            Wynn's International, Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Small Cap Growth Fund
Portfolio of Investments -- March 31, 1997 (Unaudited)
================================================================================

                                                                       Market
Shares                                                    Cost         Value
------                                                    ----         -----
         COMMON STOCKS -- 101.24%
         AGRICULTURE -- 0.01%
    199  Delta and Pine Land Company+.................  $    1,273   $    6,169
                                                        ----------   ----------
         AUTOMOTIVE: PARTS AND ACCESSORIES -- 6.51%
  8,000  APS Holding Corporation
          Cl. A+......................................     124,100       68,500
 70,000  GenCorp Inc..................................   1,053,410    1,330,000
 28,000  Handy & Harman ..............................     424,124      420,000
  2,000  Lund International Holdings
            Inc.......................................      25,000       25,500
 40,000  Modine Manufacturing
            Company...................................     719,446      980,000
  8,000  Monro Muffler Brake, Inc.+...................      88,251      133,000
 75,000  Redlaw Industries Inc.+......................     252,153       84,375
 15,500  SPX Corporation..............................     337,850      703,267
110,000  Standard Motor Products, Inc.................   1,544,175    1,443,750
 70,000  Stant Corporation............................     727,452    1,023,750
  2,000  Strattec Security
            Corporation...............................      22,500       35,000
  1,800  Superior Industries
            International, Inc........................      24,922       40,680
118,000  TransPro Inc.................................   1,254,794    1,047,250
165,000  UAP Inc. Cl. A...............................   1,824,324    2,056,539
171,000  Wynn's International, Inc....................   1,204,529    3,954,375
                                                        ----------   ----------
                                                         9,627,030   13,345,986
                                                        ----------   ----------
         AVIATION: PARTS AND ACCESSORIES -- 0.96%
 10,000  AAR Corporation .............................     198,875      300,000
 30,000  Curtiss-Wright Corporation...................   1,097,362    1,605,000
 26,500  Hi-Shear Industries Inc.+....................      58,140       68,734
                                                        ----------   ----------
                                                         1,354,377    1,973,734
                                                        ----------   ----------
         AVIATION: PARTS AND SERVICES -- 2.82%
 40,000  Hudson General Corporation...................     607,299    1,490,000
 80,000  Moog, Inc. Cl. A.............................   1,567,692    1,870,000
170,000  UNC Incorporated.............................   1,096,148    2,422,500
                                                        ----------   ----------
                                                         3,271,139    5,782,500
                                                        ----------   ----------
         BROADCASTING -- 6.76%
 75,000  Ackerley Group, Inc..........................     364,100      984,375
  3,000  Clear Channel
            Communications, Inc.+.....................      20,880      128,625
 12,000  Granite Broadcasting
            Corporation...............................     156,125      115,500
 15,000  Gray Communications
            Systems, Inc.+............................     295,612      273,750
 20,000  Gray Communications
            Systems, Inc. Cl. B.......................     334,225      365,000
125,000  Liberty Corporation .........................   3,246,111    5,250,000
 10,000  NTN Communications Inc.......................      70,500       41,875
 40,000  Paxson Communications
            Corporation...............................     315,804      430,000
  2,500  Price Communications
            Corporation+..............................       8,600       24,375
  2,000  Scandinavian Broadcast
            System S.A.+..............................      27,300       36,000
 70,000  United Television, Inc.......................   1,779,330    6,133,750
  3,000  Young Broadcasting Inc.......................      71,170       72,375
                                                        ----------   ----------
                                                         6,689,757   13,855,625
                                                        ----------   ----------
         BUILDING AND CONSTRUCTION -- 2.81%
100,000  CalMat Co....................................   1,812,337    1,762,500
100,000  Catellus Development
            Corporation...............................     908,543    1,525,000
 19,300  Florida Rock Industries, Inc.................     552,221      632,075
  8,000  Medusa Corporation...........................     167,466      300,000
 15,000  Morgan Products Ltd.+........................     128,662      116,250
 10,000  Oakwood Homes Corporation....................     114,281      176,250
 82,500  Republic Group, Inc..........................     473,636    1,258,125
                                                        ----------   ----------
                                                         4,157,146    5,770,200
                                                        ----------   ----------
         BUSINESS SERVICES -- 1.64%
  5,000  Amway Asia Pacific Ltd.+.....................     145,750      188,125
 14,641  Amway Japan Limited
            Spons. ADR................................     322,933      206,804
 25,000  BBN Corporation..............................     656,479      415,625
 32,000  Berlitz International, Inc.+.................     470,487      716,100
 15,000  Borg-Warner Security
            Corporation+..............................     157,250      219,375
 13,000  Data Transmission Network
            Corporation...............................      65,092      341,250
 10,000  Landauer, Inc................................     163,887      210,000
  4,000  Hach Company.................................      73,075       71,000
 82,500  Nashua Corporation...........................   2,038,692      990,000
                                                        ----------   ----------
                                                         4,093,645    3,358,279
                                                        ----------   ----------
         CABLE DISTRIBUTION -- 0.32%
  8,600  Jones Intercable
            Investors L.P.............................      88,237      131,150
  8,000  People's Choice TV
            Corporation...............................     130,029       21,000
 55,000  United International
            Holdings, Inc. Cl. A......................     732,527      522,500
                                                        ----------   ----------
                                                           950,793      674,650
                                                        ----------   ----------
         CABLE PROGRAMMERS -- 4.95%
150,000  BET Holdings, Inc............................   2,561,337    4,443,750
280,000  International Family
            Entertainment, Inc.+......................   3,178,702    5,705,000
                                                        ----------   ----------
                                                         5,740,039   10,148,750
                                                        ----------   ----------
         COMMERCIAL SERVICES -- 0.33%
 16,000  Pittston Brink's Group.......................     452,988      404,000
 10,000  Wackenhut Corporation Cl. A..................     136,510      161,250

    The accompanying notes are an integral part of the financial statements.

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued) -- March 31, 1997 (Unaudited)
================================================================================

                                                                        Market
   Shares                                                Cost            Value
   ------                                                ----            -----
              COMMON STOCKS (CONTINUED)
    6,187     Wackenhut Corporation
              Cl. B .............................     $   52,368     $    88,164
                                                      ----------     -----------
                                                         641,866         653,414
                                                      ----------     -----------
              COMMUNICATIONS EQUIPMENT -- 0.04%
    5,000     Allen Telecom, Inc. ...............         79,000          87,500
                                                      ----------     -----------
              COMPUTER SOFTWARE AND SERVICES -- 0.02%
    1,000     Noise Cancellation
              Technologies, Inc. ................            625             468
    1,000     Volt Information Sciences,
              Inc.+ .............................          7,875          47,500
                                                      ----------     -----------
                                                           8,500          47,968
                                                      ----------     -----------
              CONSUMER PRODUCTS -- 6.61%
   90,501     Carlyle Industries, Inc. ..........        538,478         192,314
  100,000     Carter-Wallace, Inc. ..............      1,168,889       1,362,500
   75,000     Church & Dwight Co., Inc. .........      1,614,693       2,156,250
   12,000     Coachmen Industries, Inc. .........         80,758         226,500
   41,000     Culbro Corporation ................      1,515,696       3,843,750
    1,000     Harley-Davidson Inc. ..............          9,425          33,875
   38,000     First Brands Corporation ..........        517,525         931,000
   98,000     General Housewares Corp. ..........      1,309,288         943,250
  115,000     Genlyte Group Incorporated ........        454,890       1,250,625
   95,000     Kerr Group, Inc.+ .................        660,376         201,875
   12,000     Mafco Consolidated Group
              Inc.+ .............................        279,006         384,000
    1,000     Nu-Kote Holding, Inc. Cl. A+ ......          8,400           2,750
    2,000     Playtex Products, Inc.+ ...........         14,600          21,750
   60,000     Scotts Company Cl. A+ .............      1,050,269       1,380,000
   15,000     Skyline Corporation ...............        271,425         328,125
    8,000     Stewart Enterprises, Inc. .........
              Cl. A .............................         74,133         292,000
                                                      ----------     -----------
                                                       9,567,851      13,550,564
                                                      ----------     -----------
              CONSUMER SERVICES -- 1.46%
   35,000     Department 56, Inc. ...............        825,190         608,125
   94,250     HSN, Inc. .........................      2,322,590       2,391,594
                                                      ----------     -----------
                                                       3,147,780       2,999,719
                                                      ----------     -----------
               COUNTRY/CLOSED END FUNDS -- 2.03%
   47,000     Central European Equity
              Fund Inc. .........................        633,608       1,004,625
   80,000     Emerging Germany Fund
              Inc. ..............................        629,750         700,000
   45,000     France Growth Fund, Inc. ..........        476,793         500,625
   35,000     Germany Fund, Inc. ................        395,061         463,750
   44,000     Italy Fund, Inc. ..................        394,347         374,000
   70,000     New Germany Fund, Inc. ............        817,411         980,000
   12,700     Spain Fund Inc. ...................        118,435         144,462
                                                      ----------     -----------
                                                       3,465,405       4,167,462
                                                      ----------     -----------
              DIVERSIFIED INDUSTRIAL -- 7.38%
   70,000     Ampco-Pittsburgh
              Corporation .......................        533,837         848,750
    8,000     Anixter International Inc. ........         76,160          99,000
   53,500     Crane Company .....................        944,094       1,678,562
      500     Flanders Corporation ..............          5,812           4,750
   30,000     Gardner Denver Machinery
              Corporation .......................        251,775         712,500
   21,500     Katy Industries, Inc. .............        241,674         335,937
  445,000     Lamson & Sessions Co.+ ............      2,545,556       3,504,375
   66,000     Lindsay Manufacturing Co.+ ........        959,932       2,161,500
  338,000     Noel Group, Inc.+ .................      1,761,811       2,197,000
   33,000     Oil-Dri Corporation of
              America ...........................        445,450         540,375
   65,000     Park-Ohio Industries, Inc.+ .......        756,924         861,250
   22,000     Standex International
              Corporation .......................        674,662         574,750
   15,000     Trinity Industries, Inc. ..........        409,250         455,625
  710,000     Tyler Corporation+ ................      3,254,292       1,153,750
                                                      ----------     -----------
                                                      12,861,229      15,128,124
                                                      ----------     -----------
              ELECTRICAL EQUIPMENT AND SUPPLIES -- 8.53%
  215,000     AMETEK, Inc. ......................      3,115,931       4,541,875
    1,000     Belden Inc. .......................         15,425          35,625
   41,000     CTS Corporation ...................        971,362       2,091,000
  140,000     Dynamics Corporation of
              America ...........................      1,512,123       5,337,500
   74,700     Kollmorgen Corporation ............        571,447       1,027,125
    6,000     Littelfuse, Inc.+ .................         79,937         277,500
  126,000     Thomas Industries Inc. ............      1,382,200       2,961,000
  100,000     Trans-Lux Corporation(a) ..........        831,792       1,225,000
                                                      ----------     -----------
                                                       8,480,217      17,496,625
                                                      ----------     -----------
              EQUIPMENT AND SUPPLIES -- 9.35%
   47,000     AFC Cable Systems, Inc.+ ..........        477,933         975,250
   20,000     Alltrista Corp. ...................        380,822         460,000
   42,000     Brad Ragan, Inc.+ .................      1,075,312       1,155,000
  320,000     Baldwin Technology
              Company, Inc. Cl. A ...............      1,534,458       1,000,000
   10,000     BW/IP Holding, Inc. ...............        155,625         151,250
  194,500     CLARCOR Inc. ......................      3,301,369       4,497,812
    1,000     Commercial Intertech
              Corporation .......................         11,675          11,250
    7,500     Cuno Incorporated .................        118,325         115,312
    5,000     Ducommun, Incorporated ............         80,125         121,875
   20,000     General Magnaplate
              Corporation .......................         83,762         122,500
   60,000     Gerber Scientific, Inc. ...........        746,587         930,000
   17,000     Global Industrial
              Technologies Inc. .................        217,550         293,250
   34,650     Johnston Industries, Inc. .........        268,295         264,206

    The accompanying notes are an integral part of the financial statements.

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued) -- March 31, 1997 (Unaudited)
================================================================================

                                                                         Market
   Shares                                                 Cost            Value
   ------                                                 ----            -----
              COMMON STOCKS (CONTINUED)
   12,000     K-Tron International, Inc.+ .......     $   95,932     $   124,500
   22,000     Lufkin Industries, Inc. ...........        389,520         485,375
    5,500     Mark IV Industries, Inc. ..........         97,883         129,250
   84,000     Pittway Corporation ...............      2,140,908       4,284,000
    2,000     Plantronics, Inc.+ ................         30,791          86,000
   37,000     Sequa Corporation Cl. A+ ..........      1,284,714       1,651,125
    3,500     Sequa Corporation Cl. B+ ..........        119,646         179,812
   17,500     SPS Technologies, Inc.+ ...........        448,825       1,181,250
    6,000     Teleflex Incorporated .............        187,625         317,250
   14,000     Tennant Company ...................        304,175         388,500
    3,000     Valmont Industries, Inc. ..........         48,750         117,000
    5,250     Watsco, Inc. Cl. B ................         23,627         137,812
                                                      ----------     -----------
                                                      13,624,234      19,179,579
                                                      ----------     -----------
              ENERGY -- 2.58%
1,425,000     GEO International
              Corporation(a)(c) .................         74,144               1
   75,000     Kaneb Services, Inc.+ .............        172,000         300,000
  220,000     RPC Inc.+ .........................      1,637,237       3,162,500
  105,000     Southwest Gas Corporation .........      1,783,470       1,824,375
                                                      ----------     -----------
                                                       3,666,851       5,286,876
                                                      ----------     -----------
              ENTERTAINMENT -- 0.56%
   12,000     All American
              Communications Inc. ...............        133,156         156,756
   10,000     Cineplex Odeon Corporation+ .......         20,887          15,000
    2,000     Fisher Companies Inc. .............        194,825         242,000
    3,000     International Speedway
              Corporation .......................         54,000          59,250
    2,000     Metromedia International
              Group Inc. ........................         22,000          17,376
   75,000     Spelling Entertainment
              Group Inc. ........................        578,499         431,250
   55,000     Topps Company Inc.+ ...............        331,431         220,000
                                                      ----------     -----------
                                                       1,334,798       1,141,632
                                                      ----------     -----------
              ENVIRONMENTAL CONTROL -- 0.15%
  150,000     EnviroSource, Inc.+ ...............        481,745         309,375
                                                      ----------     -----------
              FINANCIAL SERVICES -- 1.84%
   70,000     Berliner Bank
              Aktiengesellschaft ................      1,452,996       1,412,537
   50,000     Danielson Holding
              Corporation .......................        185,137         343,750
    1,000     Federal Agricultural
              Mortgage Corp. Cl. C ..............         24,000          25,250
    6,000     Gryphon Holdings Inc.+ ............         78,000          85,500
   18,000     Hibernia Corporation ..............        140,062         236,250
    4,000     Lawyers Title Insurance
              Corp. .............................         58,015          78,000
   40,000     Midland Company ...................      1,717,750       1,600,000
                                                      ----------     -----------
                                                       3,655,960       3,781,287
                                                      ----------     -----------
               FOOD AND BEVERAGE -- 4.71%
   70,000     Celestial Seasonings, Inc.+ .......      1,389,800       1,505,000
    5,000     Cheesecake Factory
              Incorporated+ .....................         82,003          98,750
   90,000     Chock Full o'Nuts
              Corporation+ ......................        662,821         528,750
   40,000     Delchamps, Inc. ...................        858,622         965,000
  220,000     Eskimo Pie Corporation(a) .........      3,429,361       2,722,500
    1,000     Farmer Brothers Company ...........        133,895         135,000
   18,000     Genesee Corporation Cl. B .........        727,316         724,500
   10,000     Grist Mill Co. ....................         73,022          58,750
   10,000     International Multifoods
              Corporation .......................        199,920         205,000
   12,000     J & J Snack Foods Corp.+ ..........        121,707         153,000
    7,000     Midwest Grain Products, Inc. ......        130,620          84,000
    1,000     Northland Cranberries, Inc. .......
              Cl. A .............................          7,625          18,125
   65,000     Pepsi-Cola Puerto Rico
              Bottling Company ..................        315,125         276,250
   10,000     Ralcorp Holdings, Inc.+ ...........         81,752         102,500
   80,000     Rykoff-Sexton, Inc. ...............      1,182,973       1,410,000
    8,000     Sylvan Foods Holdings, Inc.+ ......         78,794          94,000
   12,921     Tootsie Roll Industries, Inc. .....        456,225         579,845
                                                      ----------     -----------
                                                       9,931,581       9,660,970
                                                      ----------     -----------
              HOME FURNISHINGS -- 1.17%
    8,000     Bassett Furniture Industries,
              Incorporated+ .....................        188,438         192,000
    1,000     Bed Bath & Beyond Inc.+ ...........         11,125          24,187
   18,000     Foamex International Inc.+ ........        157,287         281,250
   10,000     La-Z-Boy Chair Company ............        218,125         342,500
   13,000     National Presto Industries,
              Inc. ..............................        561,358         466,375
   55,000     Oneida Ltd. .......................        857,024       1,086,250
                                                      ----------     -----------
                                                       1,993,357       2,392,562
                                                      ----------     -----------
              HOSPITAL SUPPLIES AND SERVICES -- 0.03%
    6,000     U.S. Physical Therapy Inc. ........         37,500          58,875
                                                      ----------     -----------
              HOTELS/GAMING -- 2.82%
  390,000     Aztar Corporation .................      2,510,069       2,778,750
    6,000     Boyd Gaming Corp. .................         73,300          33,750
    4,000     Chartwell Leisure, Inc. ...........         50,031          56,000
   10,000     Churchill Downs
              Incorporated ......................        416,462         377,500
  115,000     Jackpot Enterprises, Inc. .........      1,329,037       1,150,000
   52,000     Mirage Resorts, Incorporated+ .....        267,538       1,105,000
    2,000     Penn National Gaming, Inc. ........         40,250          33,000
   20,000     Station Casinos, Inc.+ ............        271,470         162,500
   10,000     Trump Hotels & Casino
              Resorts Inc. ......................        101,750          90,000
                                                      ----------     -----------
                                                       5,059,907       5,786,500
                                                      ----------     -----------

    The accompanying notes are an integral part of the financial statements.

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued) -- March 31, 1997 (Unaudited)
================================================================================

                                                                         Market
   Shares                                                Cost            Value
   ------                                                ----            -----
              COMMON STOCKS (CONTINUED)

              HOUSING RELATED 1.05%
  110,000     Nortek, Inc. ......................     $  660,217     $ 2,158,750
                                                      ----------     -----------
              METALS AND MINING -- 2.95%
    8,000     Barrick Gold Corporation ..........        200,462         190,000
  130,000     Echo Bay Mines Ltd. ...............      1,312,387         861,250
  120,000     Pegasus Gold Inc.+ ................      1,720,383         975,000
  115,000     Pioneer Group, Inc. ...............      1,269,630       2,975,625
  220,000     Royal Oak Mines Inc.+ .............      1,035,782         701,250
   50,000     TVX Gold, Inc. ....................        396,250         356,250
                                                      ----------     -----------
                                                       5,934,894       6,059,375
                                                      ----------     -----------
              PAPER AND FOREST PRODUCTS -- 1.59%
  120,000     Greif Bros. Corporation
              Class A ...........................      2,230,763       3,270,000
                                                      ----------     -----------
              PUBLISHING -- 3.50%
   40,000     Golden Books Family
              Entertainment, Inc. ...............        434,824         370,000
  121,278     Independent Newspapers
              Ltd. ..............................        380,260         651,921
   16,000     McClatchy Newspapers, Inc. ........
              Cl. A .............................        249,915         382,000
   70,000     Media General, Inc. Cl. A .........      1,222,970       1,986,250
   34,000     Meredith Corporation ..............        507,792         786,250
   44,000     Pulitzer Publishing Company .......      1,347,666       1,903,000
   50,000     Thomas Nelson Inc. ................        656,337         525,000
   18,500     Wiley (John) & Sons,
              Inc. Cl. B ........................        263,093         566,562
                                                      ----------     -----------
                                                       5,062,857       7,170,983
                                                      ----------     -----------
              PUMPS AND VALVES -- 4.26%
   32,750     Duriron Company, Inc. .............        573,302         720,500
   60,000     Franklin Electric Company .........      1,824,434       2,670,000
   17,775     Gorman-Rupp Company ...............        276,467         284,400
  100,000     Goulds Pumps, Incorporated ........      2,389,857       2,337,500
    2,000     Graco Inc. ........................         24,966          57,500
   75,000     IDEX Corporation ..................        618,333       1,762,500
   10,000     Robbins & Myers, Inc. .............         98,665         265,000
   15,000     Roper Industries, Inc. ............        195,000         631,875
                                                      ----------     -----------
                                                       6,001,024       8,729,275
                                                      ----------     -----------
              RETAIL -- 7.53%
   55,000     Aaron Rents, Inc. .................        187,197         632,500
   44,700     Aaron Rents, Inc. Cl. A ...........        147,448         480,525
  250,000     Bruno's, Inc. .....................      2,682,996       3,343,750
   85,000     Burlington Coat Factory
              Warehouse Corporation+ ............      1,042,037       1,530,000
    7,000     Crown Books Corporation+ ..........         98,017          84,000
   90,000     Earl Scheib, Inc.+ ................        513,020         562,500
   25,000     Fingerhut Companies, Inc. .........        367,919         350,000
  178,500     General Host Corporation+ .........      1,029,684         647,062

  Principal
   Amount                                                                 Market
  or Shares                                               Cost            Value
  ---------                                               ----            -----
  100,000     Hartmarx Corporation+ .............     $  610,438     $   575,000
   25,000     Ingles Markets,
              Incorporated Cl. A ................        185,950         365,625
   90,000     Lillian Vernon Corporation ........      1,328,294       1,260,000
   33,500     Mott's Holdings, Inc. .............        214,068         201,000
  210,000     Neiman Marcus Group, Inc.+ ........      3,016,902       5,407,500
                                                      ----------     -----------
                                                      11,423,970      15,439,462
                                                      ----------     -----------
              SPECIALTY CHEMICALS -- 0.93%
   30,000     Ferro Corporation .................        714,101         900,000
   12,000     MacDermid, Incorporated ...........        124,546         417,000
   32,000     Penwest Ltd. ......................        609,117         600,000
                                                      ----------     -----------
                                                       1,447,764       1,917,000
                                                      ----------     -----------
              TELECOMMUNICATIONS -- 1.97%
   18,000     Aliant Communications Inc. ........        231,437         297,000
   23,000     Atlantic Tele-Network, Inc.+ ......        255,909         281,750
    2,000     BHI Corporation ...................         30,250          38,750
  100,000     Communications Systems,
              Inc. ..............................        556,543       1,375,000
   41,000     C-TEC Corporation+ ................        934,409       1,158,250
   30,000     C-TEC Corporation Cl. B+ ..........        495,026         881,250
                                                      ----------     -----------
                                                       2,503,574       4,032,000
                                                      ----------     -----------
              TRANSPORTATION -- 0.24
   50,000     OMI Corp. .........................        334,637         487,500
    4,000     WorldCorp, Inc. ...................         19,575          11,500
                                                      ----------     -----------
                                                         354,212         499,000
                                                      ----------     -----------
              WIRELESS COMMUNICATIONS -- 0.83%
   51,000     Aerial Communications, Inc. .......        429,500         280,500
   50,000     American Paging, Inc.+ ............        392,912         175,000
    2,000     Associated Group Inc., Cl. A ......         50,750          75,500
   17,000     Corecomm Inc. .....................        291,750         246,500
   70,000     Centennial Cellular Corp.+ ........      1,110,251         726,250
   10,000     Palmer Wireless Inc. ..............         98,000         122,500
    2,000     Rural Cellular Corp. Cl. A ........         20,250          21,000
    5,000     Western Wireless Corp. ............         72,125          62,500
                                                      ----------     -----------
                                                       2,465,538       1,709,750
                                                      ----------     -----------
              TOTAL COMMON STOCKS ...............     152,007,793    207,630,520
                                                     ------------    -----------
              CONVERTIBLE CORPORATE BONDS -- 0.75%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.17%
  $300,000    GenCorp Inc. Sub. Deb. Cv.
                 8.00%, 08/01/02..................      298,528         351,750
                                                    ------------    ------------
              ENTERTAINMENT -- 0.08%
   200,000    Savoy Pictures Entertainment,
                 Inc. Sub. Deb.
               Cv. 7.00%, 07/01/03.................     161,323         167,000
                                                    ------------    ------------

    The accompanying notes are an integral part of the financial statements.

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued) -- March 31, 1997 (Unaudited)
================================================================================

  Principal                                                         Market
   Amount                                             Cost          Value
  ---------                                           ----          -----
               CONVERTIBLE CORPORATE BONDS (CONTINUED)

               INDUSTRIAL EQUIPMENT AND SUPPLIES -- 0.34%
  $650,000     Intermagnetics General
                Corporation Sub. Deb.
                Cv. 5.75%, 09/15/03(b).........  $    649,598     $  546,000
   250,000     Kushner-Locke Company
                Sub. Deb. Cv. 8.00%,
                12/15/2000(c)..................       250,000        150,000
       500     MacNeal-Schwendler
                Corporation Sub. Deb. Cv.
                7.875%, 08/18/04...............           531            487
                                                 ------------   ------------
                                                      900,129        696,487
                                                 ------------   ------------
               RETAIL -- 0.16%
   400,000     General Host Corporation
                Sub. Deb. Cv. 8.00%,
                02/15/02.......................       383,727        328,000
                                                 ------------   ------------
               TOTAL CONVERTIBLE
                CORPORATE BONDS................     1,743,706      1,543,237
                                                 ------------   ------------
               TOTAL INVESTMENTS
               -- 101.99%......................   153,751,499    209,173,757
                                                 ============
               Liabilities, in excess of
                Other Assets -- (1.99)% ........                  (4,081,080)
                                                                ------------
               NET ASSETS -- 100.00%
                (10,732,590 shares
                outstanding)...................                 $205,092,677
                                                                ============
               Net Asset Value And
                Redemption Price
                Per Share......................                       $19.11
                                                                      ======

------------
+      Non-income producing security.
ADR -- American Depositary Receipts.
(a) Considered an affiliated issuer because the Fund owns at least 5% of the outstanding voting securities. (See Note 8.)
(b) Security-exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transac tions exempt from registration normally to qualified institutional buyers. At March 31, 1997, Rule 144A securities amounted to $546,000 or 0.3% of net assets.
(c)    Security fair valued as determined by the Board of Directors.

    The accompanying notes are an integral part of the financial statements.

                       The Gabelli Small Cap Growth Fund

Statement of Assets and Liabilities (Unaudited)
March 31, 1997
================================================================================

Assets:
     Investments in securities, at value
       (Cost $153,751,499) ....................................    $209,173,757
     Cash .....................................................         734,538
     Receivable for Fund shares sold ..........................          65,710
     Receivable for investments sold ..........................         687,110
     Dividends receivable .....................................         198,490
     Accrued interest receivable ..............................          19,400
     Other assets .............................................             396
                                                                   ------------
       Total assets ...........................................     210,879,401
                                                                   ------------

Liabilities:
     Payable to Advisor (Note 4) ..............................         179,809
     Note payable .............................................       4,740,000
     Payable to Custodian .....................................          13,996
     Payable for distribution fees (Note 6) ...................         195,630
     Payable for investments purchased ........................         331,820
     Payable for Fund shares redeemed .........................         297,865
     Interest payable .........................................          21,504
     Other accrued liabilities ................................           6,100
                                                                   ------------
       Total liabilities ......................................       5,786,724
                                                                   ------------
       Net assets (applicable to 10,732,590
         shares outstanding) (Note 2) .........................    $205,092,677
                                                                   ============
       Net asset value and redemption
         price per share ......................................    $      19.11
                                                                   ============

Net Assets Consist of:
     Capital Stock, at par value (Note 2) .....................    $     10,733
     Additional paid-in capital ...............................     134,163,206
     Accumulated net realized gain on
       investments and futures transactions ...................      15,500,959
     Net unrealized appreciation on investments
       and assets and liabilities denominated in
       foreign currencies .....................................      55,417,779
                                                                   ------------
       Net assets .............................................    $205,092,677
                                                                   ============
Statement of Operations (Unaudited)
For the Six Months Ended March 31, 1997
================================================================================

Investment Income:
     Dividends (net of foreign taxes of $4,010) .................  $  1,554,570
     Interest ...................................................        69,876
                                                                   ------------
       Total income .............................................     1,624,446
                                                                   ------------
Expenses:
     Investment advisory fee (Note 4) ...........................     1,074,796
     Distribution expenses (Note 5) .............................       251,714
     Transfer and shareholder servicing agent ...................       213,377
     Interest expense ...........................................       203,777
     Custodian fees and expenses ................................        32,876
     Printing and mailing expenses ..............................        27,501
     Legal and audit fees .......................................        22,076
     Directors' fees ............................................        17,300
     Registration fees ..........................................         9,805
     Miscellaneous ..............................................         8,016
                                                                   ------------
       Total expenses ...........................................     1,861,238
     Investment loss - net ......................................      (236,792)
                                                                   ------------
Net Realized and Unrealized Gain on Investments
     and Foreign Currency Transactions:
     Net realized gain on investments
       and foreign currency transactions ........................    15,063,792
     Net change in unrealized appreciation ......................    (1,008,268)
                                                                   ------------
       Net gain on investments ..................................    14,055,524
                                                                   ------------
Net increase in net assets resulting
     from operations ............................................  $ 13,818,732
                                                                   ============

Statement of Changes in Net Assets (Unaudited)
================================================================================

                                                                               Six Months      Year Ended
                                                                             Ended March 31,  September 30,
                                                                                  1997            1996
                                                                             ---------------  -------------
 Increase (decrease) in Net Assets:
     Investment loss - net .................................................  $    (236,792)  $    (962,109)
     Net realized gain on investments and foreign currency transactions ....     15,063,792      23,621,731
     Net change in unrealized appreciation .................................     (1,008,268)      1,263,486
                                                                              -------------   -------------
       Net increase in net assets resulting from operations ................     13,818,732      23,923,108
                                                                              -------------   -------------
     Distributions from net realized gains .................................    (22,653,837)    (15,495,706)
                                                                              -------------   -------------
     Share transactions - net ..............................................     (9,311,421)    (16,344,400)
                                                                              -------------   -------------
       Net decrease in net assets ..........................................    (18,146,526)     (7,916,998)
Net Assets:
     Beginning of period ...................................................    223,239,203     231,156,201
                                                                              -------------   -------------
     End of period .........................................................  $ 205,092,677   $ 233,239,203
                                                                              =============   =============

    The accompanying notes are an integral part of the financial statements

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Unaudited)
================================================================================

1. Significant Accounting Policies. The Gabelli Small Cap Growth Fund (the "Fund") is a series of Gabelli Equity Series Funds, Inc. (the "Corporation"). The Fund is an open-end, diversified management investment company and one of two seperately managed portfolios of the Corporation. The Corporation was incorporated in Maryland on July 25, 1991. Prior to October 22, 1991 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of common stock at $10.00 per share to Gabelli Funds, Inc., the Fund's advisor, on September 16, 1991. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Security Valuation. Portfolio securities listed or traded on the New York or American Stock Exchanges or quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short-term debt securities with remaining maturities of 60 days or fewer are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars as follows:

(i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.

(ii) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Federal Income Taxes. The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Unaudited) (Continued)
================================================================================

2. Capital Stock Transactions. The Articles of Incorporation, dated July 25, 1991, permit the Fund to issue 100,000,000 shares (par value $0.001). Transactions in shares of common stock were as follows:

                                                  Six Months Ended                Year Ended
                                                   March 31, 1997              September 30, 1996
                                              -------------------------   -------------------------
                                                Shares        Amount        Shares        Amount
                                              ----------   ------------   ----------   ------------
Shares sold ................................   1,083,994   $ 21,320,040    2,264,334   $ 44,652,493
Shares issued upon reinvestment of dividends   1,190,069     21,968,666      812,880     15,038,288
Shares redeemed ............................  (2,690,310)   (52,600,126)  (3,883,078)   (76,035,181)
                                              ----------   ------------   ----------   ------------
  Net increase (decrease) ..................    (416,247)  $ (9,311,420)    (805,864)  $(16,344,400)
                                              ==========   ============   ==========   ============

3. Purchases and Sales of Securities. Purchases and sales of securities for the six months ended March 31, 1997, other than U.S. Government obligations and short-term securities, aggregated $7,053,646 and $38,334,666, respectively.

4. Investment Advisory Contract. The Fund employs Gabelli Funds, Inc., (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including officers, required for its administrative management, and to pay the compensation of all officers and Directors of the Fund who are its affiliates. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets. The Advisor is obligated to reimburse the Fund in the event the Fund's expenses exceed certain prescribed limits. No such reimbursement was required during the six months ended March 31, 1997.

5. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. For the six months ended March 31, 1997, the Fund has incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Advisor, of $268,714.

6. Transactions with Affiliates. During the six months ended March 31, 1997, the Fund paid $33,726 in brokerage commissions to Gabelli & Company, Inc., an affiliate of the Advisor.

7. Bank Loan. The Fund has access to an unsecured line of credit from the Custodian for temporary purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. As of March 31, 1997, the amount outstanding was $4,070,000, bearing interest at 7.75%. No compensating balances are required.

The average daily amount of borrowings outstanding during the six months ended March 31, 1997 was $7,259,512, with a related weighted average interest rate of 6.05%. The maximum amount borrowed at any time during the six months ended March 31, 1997 was $11,360,000.

The Gabelli Small Cap Growth Fund
Financial Highlights (Unaudited)
================================================================================

Selected data for a share of capital stock outstanding throughout each period:


                                                    Six Months                        Year Ended September 30,
                                                  Ended March 31,   -----------------------------------------------------------
                                                       1997           1996         1995         1994         1993       1992(a)
                                                  --------------    --------     --------     --------     --------     -------
Operating Performance:
   Net asset value, beginning of period .......        $20.02         $19.34       $17.24       $16.90       $13.10      $10.00
                                                     --------       --------     --------     --------     --------     -------
   Net investment income (loss) ...............         (0.00)         (0.09)       (0.04)       (0.05)        0.01        0.04
   Net realized and unrealized
     gain on securities .......................          1.25           1.69         3.17         0.81         3.98        3.14
                                                     --------       --------     --------     --------     --------     -------
   Total from investment operations ...........          1.25           1.65         3.13         0.76         3.99        3.18
                                                     --------       --------     --------     --------     --------     -------

Less Distributions:
   Dividends from net investment income .......            --             --           --           --        (0.03)      (0.01)
   Distributions from net realized
     gain on investments ......................         (2.16)         (1.34)       (1.03)       (0.42)       (0.16)      (0.07)
                                                     --------       --------     --------     --------     --------     -------
   Net asset value, end of period .............        $19.11         $19.65       $19.34       $17.24       $16.90      $13.10
                                                     ========       ========     ========     ========     ========     =======

Total Return(b) ...............................          6.62%         11.01%       19.47%        4.48%       30.65%      31.86%

Ratios to average net assets/supplemental data:
   Net assets, end of period (in thousands) ...      $205,093       $228,909     $231,156     $205,699     $204,617     $94,864
   Ratio of operating expenses to
     average net assets .......................          1.73%*         1.58%        1.54%        1.54%        1.64%       1.97%*
   Ratio of net investment income (loss) to
     average net assets .......................         (0.22%)*       (0.36%)      (0.24%)      (0.28%)       0.03%       0.32%*
   Portfolio turnover rate ....................             3%             6%          17%          19%          14%         16%
   Average commission rate ....................        $0.047         $0.049           --           --           --          --

----------
*   Annualized
(a) Fund commenced operations on January 2, 1992.
(b) Total return is calculated assuming a purchase of shares at the net asset value on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                        Gabelli Equity Series Funds, Inc.
                        The Gabelli Small Cap Growth Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

BOARD OF DIRECTORS

Mario J. Gabelli, CFA
Chairman and Chief
Investment Officer
Gabelli Funds, Inc.

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

John D. Gabelli
Vice President
Gabelli & Company, Inc.

Karl Otto Pohl
Former President
Deutsche Bundesbank

Anthony R. Pustorino
Certified Public Accountant
Professor, Pace University

Felix J. Christiana
Former Senior
Vice President
Dollar Dry Dock Savings Bank

Vincent D. Enright
Senior Vice President
and Chief Financial Officer
The Brooklyn Union Gas Company

Robert J. Morrissey
Attorney-at-Law
Morrissey & Hawkins

Anthonie C. van Ekris
Managing DIrector
BALMAC International, Inc.

OFFICERS

Mario J. Gabelli, CFA
President and
Chief Investment Officer

Bruce N. Alpert
Vice President and Treasurer

James E. McKee
Secretary

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                     Skadden, Arps, Slate, Meagher & Flom LLP
--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------


[PHOTO]

The
Gabelli
Small Cap
Growth
Fund

                                                              SEMI-ANNUAL REPORT
                                                                  MARCH 31, 1997